UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

EveryWare Global, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendment No. 2 to Forbearance Agreement
On July 15, 2014, Anchor Hocking, LLC (“Anchor”), an indirect wholly-owned subsidiary of EveryWare Global, Inc. (the “Company”), Oneida Ltd. (“Oneida,” and, together with Anchor, the “Borrowers”), an indirect wholly-owned subsidiary of the Company, and Universal Tabletop, Inc. (“Holdings”), a wholly-owned subsidiary of the Company, certain of the Company’s subsidiaries party thereto (together with Holdings and the Borrowers, the “Loan Parties”), entered into Amendment No. 2 (“Amendment No. 2”) to Forbearance Agreement (the “Forbearance Agreement”) with Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), and the requisite lenders party thereto, relating to that certain Term Loan Agreement, dated as of May 21, 2013 (the “Term Loan Agreement”).
Amendment No. 2 amended the Forbearance Period (as defined in the Forbearance Agreement and described in the Company’s Current Report on Form 8-K filed on June 2, 2014 and amended by Amendment No. 1 to Forbearance Agreement and described in the Company’s Current Report on Form 8-K filed July 1, 2014) to extend the Forbearance Period, which was previously set to expire on July 15, 2014, so that it will expire no later than July 22, 2014. In addition, the period during which the Borrowers may exercise the cure right under Section 8.03 of the Term Loan Agreement with respect to the Specified Defaults for the fiscal quarter ended March 31, 2014, which was previously set to expire on July 15, 2014, was extended to the end of the Forbearance Period. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Amendment No. 4 to ABL Credit Agreement
On July 15, 2014, the Borrowers and Holdings entered into Amendment No. 4 to Second Amended and Restated Loan and Security Agreement (the “ABL Amendment No. 4”), which amended the Second Amended and Restated Loan and Security Agreement, dated as of May 21, 2013 (the “ABL Credit Agreement”), by and among the Borrowers, Holdings, as a guarantor, the subsidiaries of the Borrowers party thereto, as guarantors, each lender from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.
ABL Amendment No. 4 extended the period during which the definition of “Adjusted Availability” in the ABL Credit Agreement is amended, which was previously set to expire on July 15, 2014, to the earlier of (i) July 22, 2014 and (ii) the date on which the Forbearance Period under the Forbearance Agreement terminates. This amended definition of “Adjusted Availability” increases the Company’s liquidity. The foregoing description of ABL Amendment No. 4 is qualified in its entirety by reference to the full text of ABL Amendment No. 4, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
On July 15, 2014, the Company issued a press release announcing the entry into the Amendment No. 2 to the Forbearance Agreement and ABL Amendment No. 4. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Forbearance Agreement relating to the Term Loan Agreement, dated as of June 30, 2014.
10.2	Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated as of June 30, 2014.
99.1	EveryWare Global, Inc. Press Release dated July 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERYWARE GLOBAL, INC.

Date:	July 15, 2014	By:	/s/ Bernard Peters
		Name:	Bernard Peters
		Title:	Executive Vice President and Chief Financial Officer